                                    [GRAPHIC]

       Semi-Annual Report
Western Asset Premier Bond Fund
June 30, 2002
                                    [GRAPHIC]

Dear Shareholders:

The Western Asset Premier Bond Fund was launched at the end of March, 2002, with about $150 million in assets. Its objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment-grade bonds. Unfortunately, this year has witnessed a rather extraordinary combination of record defaults and unprecedented corporate malfeasance. Thus, the timing of the Fund's launch was inauspicious in retrospect, and the environment has been challenging, to say the least.

Market environment. The period from March 28, 2002 (the Fund's inception) to June 30, 2002, was dominated by seesawing expectations for economic growth and headline-grabbing scandals at several major corporations. Although the year began on a strong note, with expectations of a V-shaped recovery boosting stock prices, a series of earnings scandals shook investors' confidence in the outlook for corporate earnings, and the corporate bond market was subjected to waves of credit downgrades and defaults. Fortunately the damage was limited for the most part to a dozen or so companies, and there are no signs yet that corporate malfeasance is going to prove to be widespread. Despite the concerns evident in global equity markets of late, we believe that economic fundamentals are generally healthy, and inflation--the bond market's ultimate nemesis--remains historically low.

Treasury yields were volatile, but ended the period unchanged at the long end of the yield curve, and about 0.2% lower at the front end. Markets initially worried that a stronger economy would result in tighter monetary policy, but by the end of the period it was clear that inflation pressures were scant, and economic growth was likely to fall short of levels that would concern the Fed. Nevertheless, manufacturing activity rebounded significantly from its lows of late last year, and the consumer outlook remained healthy as the pace of layoffs fell substantially. Yields on high-quality credits fell by more than Treasury yields, as investors hungered for secure sources of incremental income, but BBB and high-yield bond prices on average suffered from the fallout over earnings and downgrades. Emerging market debt markets sagged as concerns rose over the outlook for the Brazilian economy.

Fund performance. With a strong emphasis during the period on the BBB sector of the corporate bond market, and a secondary emphasis on emerging market and high-yield bonds, the Fund was exposed to a very unfriendly climate. Although we were not able to avoid all of the downgrades, we did have some successes, and thanks to our efforts to keep the portfolio well-diversified, losses were relatively contained. The Fund was able to pay monthly coupons at an annualized rate of 8.5% as initially projected, but its total return (price gains/losses plus interest income, net of expenses) was -2.3% for the three-month period ending June 30, 2002. For reference, the Lehman Bros. BAA Credit Index had a total return of 1.5% for the period; the Lehman High Yield Index registered -6.4%; and the Lehman Brady Bond Index registered -8.4%. The Fund's share price fell from $15.00 to $14.45 over the course of the period.

Economic outlook. The U.S. fixed-income market is on the horns of a signal-to-noise dilemma. The signal is not very strong, however, so the noise is getting all the attention. According to our ears, the signals from the economy have been steadily and slowly improving over the past six months. The noise emanates from the sundry earnings scandals that have rocked the markets. It's not so much economic woes that have torpedoed a dozen or so former industry titans as it is human failings. The risk that everyone worries about is that the noise could in fact be part of the signal; that the problems plaguing the corporate sector are systemic, and that they eventually lead to a decline in domestic demand and a dreaded double-dip recession. We can't be sure that corporate deceit, fraud and malfeasance won't prove to be widespread. But it doesn't appear to be a systemic issue, and we don't think it's unreasonable to expect that most of the problems are behind us.

Ignoring the noise and focusing on the signal can be a tough job at times like this. But just about any index of manufacturing activity shows things are improving so far this year. Virtually all of the indices tracked by the Institute for Supply Management (formerly NAPM) are in positive territory. Commodity prices, traditionally a good coincident indicator of global industrial activity, are up across the board from their recent lows and continue to rise. Residential construction is strong, as are secondary housing markets, thanks to lower interest rates, reduced capital gains taxes on homes, and an ongoing rise in real personal incomes. Capital goods orders--the source of future productivity and economic growth--appear to be slowly recovering after two years of declines. We believe the modest rise in gold and a less-strong dollar spell relief from lingering deflationary pressures, not rising inflation risk. Tax burdens are down and the Fed is disposed to fan the fires of growth within reasonable limits.

There are still headwinds, to be sure, which are acting to keep economic progress slow. Steep yield curves and historically wide credit spreads keep the full impact of the Fed's monetary ease from flowing through to consumer and corporate balance sheets. The deterioration in federal and state fiscal accounts threatens higher taxes. We're not in a trade war, but there are more global skirmishes taking place than we would like to see. And underlying everything is the reality of low nominal growth and a general lack of pricing power, which continues to be a problem for those who planned for better times but now find themselves with an uncomfortably large debt burden.

In our view, the despair that is so evident in the equity market reflects downward adjustments to economic growth expectations (plus fear of further credit blowups), but not necessarily a deterioration in the economic fundamentals. While the adjustments and defaults have been quite painful, we believe the repricing of assets that has taken place is helping to build a more solid foundation for future growth. Deleveraging--the order of the day for many corporations--involves asset sales, which keep prices low, but it generally translates into better margins and healthier balance sheets over time. Finally, we believe that today's low inflation fundamentals provide the best incentive for the productivity gains which will fuel more healthy growth in the future. We continue to believe, therefore, that the yields available today on a diversified portfolio of primarily corporate, high yield, and emerging market debt represent compelling values from a long-term perspective.

We think that short-term interest rates in the U.S. have largely adjusted to the realities of low inflation and moderate growth, but we still see attractive values in the yields on longer maturity bonds, particularly when compared to an inflation rate that is hovering around 1%. We think inflation will remain quite low, and expect to see a flatter yield curve over time, driven by a slow rise in short rates beginning some time next year, and a gradual decline in long-term rates. Corporate bonds should eventually benefit from this environment, even though there could be a few more unpleasant credit events this year. In the meantime, we are concentrating on keeping the Fund well diversified, in order to avoid excessive exposure to any single issuer.

Dividend policy.

Since the inception of the Fund, each monthly dividend paid has been $.10625 per share. We currently anticipate that the monthly dividend rate will remain unchanged during the next reporting period.

As always, we remain dedicated to delivering the highest level of added value for our shareholders. Please don't hesitate to share with us any concerns you might have.

In closing, I would like to emphasize that although the recent environment has been unpleasant, to say the least, and challenging for even the best of managers, we are making every effort to stick to the investment philosophy that has served us well over the years. We are doing everything we can to manage and control risk, while not losing sight of the opportunities we believe are out there. It is a real challenge to balance the appeal of very attractive yields on many corporate securities against the reality of an environment that has become highly intolerant of anything that is not rock-solid, and rating agencies that are struggling to err on the side of caution wherever possible. Like you, we hope that these problems soon fade into the past.

                                  Sincerely,

                                  /s/ James W. Hirschmann
                                  James W. Hirschmann
                                  President

August 9, 2002

SCHEDULE OF INVESTMENTS
Western Asset Premier Bond Fund

June 30, 2002 (Unaudited)
(Amounts in Thousands)


                                         % OF            MATURITY
                                      NET ASSETS  RATE     DATE    PAR       VALUE
                                      ------------------------------------------------
Long-Term Securities                    151.7%

Corporate Bonds and Notes                93.8%
Aerospace/Defense                         3.2%
Northrop Grumman Corporation                      7.750% 2/15/31  $1,000 $  1,091/L/
Raytheon Company                                  6.750% 8/15/07   1,000    1,062/L/
Raytheon Company                                  7.200% 8/15/27   1,000    1,021
Systems 2001 Asset Trust                          6.664% 9/15/13   1,459    1,551/B/
                                                                         --------
                                                                            4,725
Apparel                                   0.6%
Levi Strauss & Co.                                7.000% 11/1/06     500      415
Russell Corporation                               9.250%  5/1/10     500      515/B/
                                                                         --------
                                                                              930
Auto Parts and Equipment                  0.7%
American Axle & Manufacturing Inc.                9.750%  3/1/09   1,000    1,060
                                                                         --------

Automotive                                3.4%
Asbury Automotive Group Inc.                      9.000% 6/15/12     500      483/B/
DaimlerChrysler NA Holdings Corp.                 7.300% 1/15/12   1,000    1,047/L/
DaimlerChrysler NA Holdings Corp.                 8.500% 1/18/31   1,000    1,106/L/
Ford Motor Company                                7.450% 7/16/31   2,700    2,513/L/
                                                                         --------
                                                                            5,149
Banking and Finance                      19.2%
Bank of America Corporation                       7.400% 1/15/11   1,250    1,369/L/
Bank One Corporation                              5.900% 11/15/11  1,250    1,249/L/
Boeing Capital Corporation                        6.500% 2/15/12   1,000    1,048/L/
CIT Group Inc.                                    7.750%  4/2/12   2,000    1,969/L/
Credit Suisse First Boston, USA                   6.500% 1/15/12   2,250    2,268/L/
Ford Motor Credit Company                         7.250% 10/25/11  1,700    1,708/L/
Fuji JGB Inv LLC                                  9.870% 12/29/49  2,000    1,736/B,C/
General Electric Capital Corporation              6.000% 6/15/12     700      697/L/
General Motors Acceptance Corporation             7.000%  2/1/12   2,000    2,003/L/
H&E Equipment and Finance                        11.125% 6/15/12     500      475/B/
Household Finance Corporation                     8.000% 7/15/10     610      644/L/
Household Finance Corporation                     7.000% 5/15/12   1,060    1,054/L/
J.P. Morgan Chase & Co.                           6.625% 3/15/12   1,750    1,800/L/
Lehman Brothers Holdings Inc.                     6.625% 1/18/12   1,500    1,521/L/
Morgan Stanley Dean Witter & Co.                  6.600%  4/1/12   2,000    2,038/L/
Orion Power Holdings, Inc.                       12.000%  5/1/10     500      420
PCA LLC/PCA Finance Corp                         11.875%  8/1/09     500      495/B/
Qwest Capital Funding, Inc.                       7.250% 2/15/11   1,000      560
Qwest Capital Funding, Inc.                       7.750% 2/15/31   1,000      520/L/

Western Asset Premier Bond Fund

June 30, 2002 (Unaudited)
(Amounts in Thousands)


                                               % OF            MATURITY
                                            NET ASSETS  RATE     DATE    PAR       VALUE
                                            ------------------------------------------------
Corporate Bonds and Notes (CONTINUED)

Banking and Finance (continued)
The Goldman Sachs Group, Inc.                           6.600% 1/15/12  $1,500 $  1,528/L/
UCAR Finance Inc.                                      10.250% 2/15/12     500      510/B/
US Bank NA                                              6.375%  8/1/11     750      779/L/
Verizon Global Funding Corp.                            4.250% 9/15/05   1,300    1,367/D/
Verizon Global Funding Corp.                            6.125% 6/15/07     750      746
Verizon Global Funding Corp.                            0.000% 5/15/21     500      270/D,I/
                                                                               --------
                                                                                 28,774
Building Materials                             0.8%
Atrium Companies, Inc.                                 10.500%  5/1/09     500      511
Nortek, Inc.                                            9.875% 6/15/11     750      757
                                                                               --------
                                                                                  1,268
Cable                                          0.5%
Charter Communications Holdings, LLC                    8.625%  4/1/09   1,000      670
                                                                               --------

Chemicals                                      2.5%
Huntsman International LLC                              9.875%  3/1/09     500      501/B/
IMC Global Inc.                                        11.250%  6/1/11     500      540
Lyondell Chemical Company                               9.625%  5/1/07     500      478
Millenium America Inc.                                  9.250% 6/15/08     250      255/B/
The Dow Chemical Company                                6.125%  2/1/11   2,000    2,015/L/
                                                                               --------
                                                                                  3,789
Commercial Services                            0.6%
Coinmach Corporation                                    9.000%  2/1/10     875      888/B/
                                                                               --------

Consumer Products                              0.3%
Salton, Inc.                                           10.750% 12/15/05    500      503
                                                                               --------

Containers and Packaging: Paper and Plastic    0.9%
Graphic Packaging Corp.                                 8.625% 2/15/12     500      516/B/
Packaging Corp. of America                              9.625%  4/1/09     250      270
Stone Container Corporation                             9.750%  2/1/11     500      535
                                                                               --------
                                                                                  1,321
Diversified Services                           1.4%
Loews Corporation                                       3.125% 9/15/07   2,500    2,178/D,L/
                                                                               --------

Electric                                       5.1%
American Electric Power Company, Inc.                   6.125% 5/15/06     750      764
Dominion Resources, Inc.                                8.125% 6/15/10   1,500    1,685/L/
Exelon Generation Co. LLC                               6.950% 6/15/11   2,000    2,071/L/

Western Asset Premier Bond Fund

June 30, 2002 (Unaudited)
(Amounts in Thousands)


                                           % OF            MATURITY
                                        NET ASSETS  RATE     DATE    PAR      VALUE
                                        ----------------------------------------------
Corporate Bonds and Notes (CONTINUED)

Electric (continued)
Mirant Americas Generation LLC                      8.300%  5/1/11  $  750 $    600
Mirant Americas Generation LLC                      9.125%  5/1/31     750      536
Niagra Mohawk Power Corporation                     7.750% 10/1/08   1,500    1,683/L/
The AES Corporation                                 9.500%  6/1/09     500      330
                                                                           --------
                                                                              7,669

Energy                                     3.3%
Calpine Corporation                                 8.500% 2/15/11     750      503
CMS Energy Corporation                              9.875% 10/15/07    660      495
FirstEnergy Corp.                                   5.500% 11/15/06    750      734
FirstEnergy Corp.                                   6.450% 11/15/11  1,500    1,456/L/
FirstEnergy Corp.                                   7.375% 11/15/31  1,000      949/L/
TXU Corp.                                           6.375% 6/15/06     750      771
                                                                           --------
                                                                              4,908
Entertainment                              1.4%
Regal Cinemas, Inc                                  9.375%  2/1/12   1,000    1,035/B/
Six Flags, Inc.                                     9.750% 6/15/07   1,000    1,025
                                                                           --------
                                                                              2,060
Environmental Services                     4.0%
Allied Waste North America Incorporated            10.000%  8/1/09   1,000      983
Republic Services, Inc.                             6.750% 8/15/11   2,000    2,060/L/
Waste Management, Inc.                              7.375%  8/1/10   1,000    1,038/L/
Waste Management, Inc.                              7.375% 5/15/29   2,000    1,944/L/
Waste Management, Inc.                              7.750% 5/15/32      40       40/B/
                                                                           --------
                                                                              6,065
Food, Beverage and Tobacco                 4.8%
Fleming Companies, Inc.                            10.625% 7/31/07   1,000      980
Nabisco Inc.                                        7.550% 6/15/15   1,500    1,731/L/
Philip Morris Companies Inc.                        7.750% 1/15/27   1,000    1,060/L/
R.J. Reynolds Tobacco Holdings, Inc.                7.750% 5/15/06   2,000    2,152/L/
Roundy's, Inc.                                      8.875% 6/15/12     660      658/B/
Sara Lee Corporation                                6.250% 9/15/11     500      518
                                                                           --------
                                                                              7,099
Gaming                                     2.8%
Ameristar Casinos, Inc.                            10.750% 2/15/09     500      536
Boyd Gaming Corporation                             9.500% 7/15/07     500      505
Circus & Eldorado Circus                           10.125%  3/1/12     500      510/B/
Harrah's Operating Company, Inc.                    8.000%  2/1/11   1,000    1,082/L/
Isle of Capri Casinos, Inc.                         9.000% 3/15/12     500      505/B/
Mandalay Resort Group                              10.250%  8/1/07   1,000    1,049
                                                                           --------
                                                                              4,187

Western Asset Premier Bond Fund

June 30, 2002 (Unaudited)
(Amounts in Thousands)


                                           % OF            MATURITY
                                        NET ASSETS  RATE     DATE    PAR       VALUE
                                        ------------------------------------------------
Corporate Bonds and Notes (CONTINUED)

Gas and Pipeline Utilities                 7.5%
Duke Energy Field Services LLC                      7.875% 8/16/10  $  750 $    796/L/
Dynegy Holdings Inc.                                8.125% 3/15/05     750      578
Dynegy Holdings Inc.                                8.750% 2/15/12   1,850    1,378
El Paso Corporation                                 7.875% 6/15/12     500      503/B,L/
El Paso Corporation                                 7.750% 1/15/32   2,450    2,272/L/
Kinder Morgan, Inc.                                 6.650%  3/1/05   1,000    1,049/L/
Peabody Energy Transportation                       9.625% 5/15/08   1,000    1,058
Texas Eastern Transportation                        5.250% 7/15/07     750      749
The Williams Companies, Inc.                        7.500% 1/15/31   2,000    1,436/L/
The Williams Companies, Inc.                        8.750% 3/15/32   1,700    1,385/B,L/
                                                                           --------
                                                                             11,204
Healthcare                                 1.5%
Fresenius Medical Care Capital Trust II             7.875%  2/1/08     500      450
Hanger Orthopedic Group, Inc.                      10.375% 2/15/09     500      520/B/
Magellan Health Services, Inc.                      9.375% 11/15/07  1,000      750/B/
Rotech Healthcare Inc.                              9.500%  4/1/12     500      510/B/
                                                                           --------
                                                                              2,230
Home Building                              0.7%
Schuler Homes, Inc.                                 9.375% 7/15/09     500      510
The Ryland Group, Inc.                              9.750%  9/1/10     500      541
                                                                           --------
                                                                              1,051
Industrial Products                        0.3%
Johnsondiversey Inc.                                9.625% 5/15/12     415      434/B/
                                                                           --------

Insurance                                  0.3%
Willis Corroon Corporation                          9.000%  2/1/09     500      515
                                                                           --------

Lodging/Hotels                             1.9%
Extended Stay America, Inc.                         9.875% 6/15/11     965      984
Felcor Lodging Limited Partnership                  9.500% 9/15/08     500      508
Meristar Hospitality Operation/Finance             10.500% 6/15/09     500      505/B/
Venetian Casino Resort LLC                         11.000% 6/15/10     779      784/B/
                                                                           --------
                                                                              2,781

Machinery                                  2.0%
AGCO Corporation                                    9.500%  5/1/08     750      793
Joy Global Inc.                                     8.750% 3/15/12     750      767
NMHG Holdings Co.                                  10.000% 5/15/09     295      299/B/
Terex Corporation                                  10.375%  4/1/11   1,000    1,075
                                                                           --------
                                                                              2,934

Western Asset Premier Bond Fund

June 30, 2002 (Unaudited)
(Amounts in Thousands)


                                          % OF            MATURITY
                                       NET ASSETS  RATE     DATE    PAR       VALUE
                                       ------------------------------------------------
Corporate Bonds and Notes (CONTINUED)
Media                                     3.3%
AOL Time Warner Inc.                               6.875%  5/1/12  $1,000 $    922/L/
Chancellor Media CCU                               8.000% 11/1/08     500      495
Entravision Communications Corporation             8.125% 3/15/09     250      251/B/
Liberty Media Corporation                          3.750% 2/15/30   3,020    1,359/D/
LIN Holdings Co.                                  10.000%  3/1/08     275      253/G/
Mediacom LLC/Mediacom Capital Corp.                9.500% 1/15/13     500      433
News America Holdings Incorporated                 6.625%  1/9/08     300      302
News America Holdings Incorporated                 8.875% 4/26/23     400      424
Paxson Communications Corporation                 10.750% 7/15/08     500      480
                                                                          --------
                                                                             4,919
Medical Care Facilities                   1.4%
Beverly Enterprises, Inc.                          9.625% 4/15/09     500      512
Extendicare Health Services, Inc.                  9.350% 12/15/07    500      465
HEALTHSOUTH Corporation                           10.750% 10/1/08   1,000    1,105
                                                                          --------
                                                                             2,082

Office Equipment and Supplies             0.1%
Xerox Corporation                                  0.570% 4/21/18     250      149/D/
                                                                          --------

Oil and Gas                               2.0%
Anadarko Finance Company                           6.750%  5/1/11     750      785
Anadarko Finance Company                           7.500%  5/1/31   1,000    1,067/L/
Mission Resources Corporation                     10.875%  4/1/07     625      512
Tesoro Petroleum Corporation                       9.625%  4/1/12     250      229/B/
Vintage Petroleum, Inc.                            7.875% 5/15/11     500      452
                                                                          --------
                                                                             3,045
Paper and Forest Products                 2.8%
Georgia-Pacific Corp.                              8.875% 5/15/31     500      471
Potlatch Corporation                              10.000% 7/15/11   1,000    1,095
Weyerhaeuser Company                               6.750% 3/15/12   1,500    1,553/B,L/
Weyerhaeuser Company                               7.375% 3/15/32   1,000    1,015/B,L/
                                                                          --------
                                                                             4,134
Real Estate                               0.3%
Ventas Realty LP                                   8.750%  5/1/09     340      343/B/
Ventas Realty LP                                   9.000%  5/1/12     160      164/B/
                                                                          --------
                                                                               507
Retail                                    0.9%
Saks Incorporated                                  9.875% 10/1/11     500      502
The Gap, Inc.                                      6.900% 9/15/07   1,000      913
                                                                          --------
                                                                             1,415

Western Asset Premier Bond Fund

June 30, 2002 (Unaudited)
(Amounts in Thousands)


                                                         % OF            MATURITY
                                                      NET ASSETS  RATE     DATE    PAR       VALUE
                                                      ------------------------------------------------
Corporate Bonds and Notes (CONTINUED)

Semiconductors                                           0.3%
Amkor Technology, Inc.                                            9.250% 2/15/08  $  427 $    348
Amkor Technology, Inc.                                           10.500%  5/1/09     113       79
                                                                                         --------
                                                                                              427
Telecommunications                                       6.1%
AT&T Corp.                                                        7.300% 11/15/11  2,000    1,660/B,L/
BellSouth Corporation                                             6.000% 10/15/11  2,000    2,022/L/
Crown Castle International Corp.                                  9.375%  8/1/11     128       80
EchoStar DBS Corporation                                          9.375%  2/1/09     631      584
Insight Midwest                                                  10.500% 11/1/10     663      620
Nextel Communications, Inc.                                       9.375% 11/15/09    345      175
Qwest Corporation                                                 6.875% 9/15/33     373      261
Rural Cellular Corporation                                        9.750% 1/15/10     250      120
SBC Communication Inc.                                            6.250% 3/15/11   1,000    1,024/L/
Sprint Capital Corporation                                        6.000% 1/15/07   1,500    1,169
Sprint Capital Corporation                                        8.375% 3/15/12   1,000      828/L/
Triton PCS, Inc.                                                  8.750% 11/15/11    500      307/L/
WorldCom, Inc.                                                    7.875% 5/15/03     616      105 /J/
WorldCom, Inc.                                                    7.500% 5/15/11   1,000      150 /J/
                                                                                         --------
                                                                                            9,105
Textiles                                                 0.5%
Interface, Inc.                                                  10.375%  2/1/10     750      799/B/
                                                                                         --------

Transportation                                           6.4%
Delta Airlines, Inc.                                              6.718%  1/2/23   3,750    3,862
Kansas City Southern Railway                                      9.500% 10/1/08     275      297
Union Pacific Corporation                                         6.125% 1/15/12   2,000    2,037/L/
US Airways, Inc.                                                  6.760% 4/15/08   1,652    1,608
US Airways, Inc.                                                  8.360% 1/20/19   1,878    1,797
                                                                                         --------
                                                                                            9,601
Total Corporate Bonds and Notes
 (Identified Cost--$145,254)                                                              140,575
------------------------------------------------------------------------------------------------------
Asset-backed Securities                                  9.6%
Fixed Rate Securities                                    9.5%
Conseco Finance Securitizations Corp. 2000-4                      7.730%  4/1/32   2,000    2,139
Conseco Finance Securitizations Corp. 2002-1                      6.681% 12/1/32   2,851    2,959
Conseco Recreational Enthusiast Consumer Trust 2000-A             8.480% 11/15/20  1,500    1,628
Detroit Edison Securitization Funding LLC 2001-1                  6.620%  3/1/16   2,121    2,266
Green Tree Financial Corporation 1992-2                           9.150% 1/15/18   1,500    1,454

Western Asset Premier Bond Fund

June 30, 2002 (Unaudited)
(Amounts in Thousands)


                                                             % OF           MATURITY
                                                          NET ASSETS  RATE    DATE     PAR        VALUE
                                                          -------------------------------------------------
Asset-backed Securities (CONTINUED)

Fixed Rate Securities (continued)
Green Tree Financial Corporation 1999-4                              6.970%  5/1/31  $  1,500 $  1,587
Saxson Asset Securities Trust 2000-2                                 8.370% 7/25/30     2,000    2,161
                                                                                              --------
                                                                                                14,194
Indexed Securities                                            0.1%
Korea Asset Funding Ltd. 2000-1A                                     4.010% 2/10/09       234      235/B,E/
                                                                                              --------

Total Asset-backed Securities
 (Identified Cost--$14,049)                                                                     14,429
-----------------------------------------------------------------------------------------------------------
Mortgage-backed Securities                                    6.2%
Fixed Rate Securities                                         6.1%
Asset Securitization Corporation 1996-D2                             6.920% 2/14/29       681      724
Commercial Mortgage Acceptance Corporation 1997-ML1                  6.735% 12/15/30    1,802    1,906
Commercial Mortgage Acceptance Corporation 1997-ML1                  6.570% 12/15/30    1,250    1,316
Deutsche Mortgage and Asset Receiving Corporation 1998-C1            6.538% 6/15/31     2,000    2,114
Enterprise Mortgage Acceptance Company 1998-1                        6.110% 1/15/25       391      393/B/
Enterprise Mortgage Acceptance Company 1999-1                        6.420% 10/15/25      479      354/B/
GMAC Commercial Mortgage Security Incorporated 1998-C1               6.700% 5/15/30       631      663
GMAC Commercial Mortgage Security Incorporated 1998-C1               6.974% 5/15/30     1,000    1,030
Nomura Asset Securities Corporation 1996-MD5                         7.120% 4/13/39       520      564
                                                                                              --------
                                                                                                 9,064
Stripped Securities                                           0.1%
LB-UBS Commercial Mortgage Trust 2001-C3                             0.989% 6/15/36     3,276      196/B,F/
                                                                                              --------

Total Mortgage-backed Securities
  (Identified Cost--$9,152)                                                                      9,260
-----------------------------------------------------------------------------------------------------------
U.S. Government Agency
 Mortgage-backed Securities                                   5.7%
Fixed Rate Securities                                         5.7%
Government National Mortgage Association                             6.500%  1/1/20     8,300    8,486
                                                                                              --------
Total U.S. Government Agency
 Mortgage-backed Securities
 (Identified Cost--$8,455)                                                                       8,486
-----------------------------------------------------------------------------------------------------------
Yankee Bonds/A/                                              35.9%
Banking and Finance                                           4.1%
Arcel Finance Limited                                                5.984%  2/1/09     1,200    1,218/B,L/
Burlington Resources Finance                                         7.400% 12/1/31     1,700    1,778/B,L/
PDVSA Finance Ltd.                                                   8.500% 11/16/12    2,000    1,750/L/
Petrozuata Finance, Inc.                                             8.220%  4/1/17     2,000    1,340/B,L/
                                                                                              --------
                                                                                                 6,086

Western Asset Premier Bond Fund

June 30, 2002 (Unaudited)
(Amounts in Thousands)


                                            % OF            MATURITY
                                         NET ASSETS  RATE     DATE    PAR      VALUE
                                         -----------------------------------------------
Yankee Bonds (CONTINUED)

Building Products                            0.7%
Ainsworth Lumber Co. Ltd.                           13.875% 7/15/07  $1,000 $ 1,120
                                                                            -------

Chemicals                                    0.6%
Avecia Group plc                                    11.000%  7/1/09     875     871
                                                                            -------

Electric                                     2.9%
Hydro-Quebec                                         6.300% 5/11/11   2,000   2,120/L/
Korea Electric Power (KEPCO) Corporation             7.750%  4/1/13   2,000   2,222/L/
                                                                            -------
                                                                              4,342
Energy                                       1.4%
Petroliam Nasional Berhad (Petronas)                 7.750% 8/15/15   2,000   2,127/B,L/
                                                                            -------

Entertainment                                0.1%
Alliance Atlantis Communications Inc.               13.000% 12/15/09    107     118
                                                                            -------

Foreign Government                          19.4%
Dominican Republic                                   9.500% 9/27/06     370     390/B/
Federative Republic of Brazil                       14.500% 10/15/09    710     533
Federative Republic of Brazil                       12.000% 4/15/10     870     574
Federative Republic of Brazil                        3.125% 4/15/12     600     318/E/
Federative Republic of Brazil                        8.000% 4/15/14   4,926   3,072
Federative Republic of Brazil                       11.000% 8/17/40   1,140     638
Republic of Bulgaria                                 2.812% 7/28/11   1,955   1,738/E/
Republic of Bulgaria                                 2.812% 7/28/12   2,100   1,911/E/
Republic of Bulgaria                                 8.250% 1/15/15     160     159/B/
Republic of Columbia                                11.750% 2/25/20   2,490   2,436
Republic of Equador                                 12.000% 11/15/12    515     366/B/
Republic of Ecuador                                  5.000% 8/15/30     750     379/B,G/
Republic of Panama                                   9.625%  2/8/11   1,600   1,552
Republic of Panama                                   4.750% 7/17/14   1,713   1,413/G/
Republic of Peru                                     4.500%  3/7/17   4,128   2,993/G/
Republic of Philippines                              9.875% 1/15/19   1,570   1,560
Republic of Philippines                             10.625% 3/16/25   2,120   2,191
Republic of Turkey                                  11.750% 6/15/10     190     172
Republic of Turkey                                  11.875% 1/15/30     190     162
Russian Federation                                   8.250% 3/31/10     990     974
Russian Federation                                   5.000% 3/31/30   1,390     965/G/
Ukraine Government                                  11.000% 3/15/07     334     339
United Mexican States                                8.375% 1/14/11   1,020   1,058
United Mexican States                               11.500% 5/15/26   2,460   3,121/L/
                                                                            -------
                                                                             29,014

Western Asset Premier Bond Fund

June 30, 2002 (Unaudited)
(Amounts in Thousands)


                                   % OF           MATURITY
                                NET ASSETS  RATE    DATE    PAR       VALUE
                                -----------------------------------------------
Yankee Bonds (CONTINUED)

Insurance                          0.9%
Residential Reinsurance LTD                6.800%  6/1/05  $  300 $    300/E/
XL Capital Finance (Europe) plc            6.500% 1/15/12   1,000    1,035/L/
                                                                  --------
                                                                     1,335
Loan Participations                1.9%
Banagricola DPR Funding                    2.890% 3/15/10   2,500    2,494/B,E/
Morocco A Loan                             2.687%  1/1/09     400      354
                                                                  --------
                                                                     2,848
Manufacturing (Diversified)        1.7%
Tyco International Group SA                6.375% 10/15/11  1,000      766/L/
Tyco International Group SA                6.875% 1/15/29   2,615    1,855/L/
                                                                  --------
                                                                     2,621
Oil and Gas                        1.5%
Anderson Exploration Ltd.                  6.750% 3/15/11   2,000    2,032/L/
Western Oil Sands Inc.                     8.375%  5/1/12     250      251/B/
                                                                  --------
                                                                     2,283
Transportation                     0.7%
Canadian Pacific Railway                   6.250% 10/15/11  1,000    1,024
                                                                  --------
Total Yankee Bonds
 (Identified Cost--$56,546)                                         53,789
-------------------------------------------------------------------------------
Preferred Stocks                   0.5%
CSC Holdings Inc.                                              10      670
                                                                  --------

Total Preferred Stocks
 (Identified Cost--$999)                                               670
                                                                  --------
Total Long-Term Securities
 (Identified Cost--$234,455)                                       227,209
-------------------------------------------------------------------------------

Western Asset Premier Bond Fund

June 30, 2002 (Unaudited)
(Amounts in Thousands)


                                            % OF           MATURITY
                                         NET ASSETS  RATE    DATE    PAR      VALUE
                                         ---------------------------------------------
Short-Term Securities                        0.7%
U.S. Government and Agency Obligations       0.7%
Fannie Mae                                          1.690% 8/14/02  $   50 $     50
Fannie Mae                                          1.710% 8/14/02      50       50
Fannie Mae                                          1.710% 8/14/02     525      524/H/
Fannie Mae                                          1.880% 8/14/02     125      125/H/
Federal Home Loan Bank                              1.680% 8/14/02     175      174
Federal National Mortgage Association               1.710% 8/14/02     200      199
                                                                           --------
                                                                              1,122
Total Short-Term Securities
 (Identified Cost--$1,123)                                                    1,122
--------------------------------------------------------------------------------------
Total Investments
 (Identified Cost--$235,578)               152.4%                           228,331
Other Assets Less Liabilities              (52.4)%                          (78,522)
                                                                           --------
Net Assets                                 100.0%                          $149,809
                                                                           ========

Short Sales
Government National Mortgage Association
(Identified Proceeds--$8,479)                       6.500%  8/1/20   8,300   (8,486)
                                                                           --------

                                                                      ACTUAL    APPRECIATION
                                                        EXPIRATION   CONTRACTS (DEPRECIATION)
                                                      ---------------------------------------
Futures Contracts Written/K/
Euro Dollar 90 Day                                        March 2003    100        $(212)
U.S. Treasury Note Futures                            September 2002    230         (366)
U.S. Treasury Note Futures                            September 2002     10          (17)
U.S. Treasury Note Futures                            September 2002     10          (15)
                                                                                   -----
                                                                                    (610)
Options Written/K/
U.S. Treasury Note Futures Call, Strike Price $106.00    August 2002    200        $  65
                                                                                   -----

/A/Yankee Bond - A dollar-denominated bond issued in the U.S. by foreign entities.
/B/Rule 144a Security - A security purchased pursuant to Rule 144a under the
   Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 22.6% of net assets.
/C/The coupon rates shown on variable rate securities are the rates at June 30, 2002. These rates vary with the weighted average coupon of the underlying loans.
/D/Convertible Bond - Bond may be converted into common stock of the company. /E/Indexed Security - The rate of interest on this type of security is tied to the London Interbank Offer Rate (LIBOR). The coupon rate is as of June 30, 2002.
/F/Stripped Security - Security with interest-only payment streams. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of the interest due.
/G/Stepped-coupon security - A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends.
/H/Collateral to cover futures contracts.
/I/Zero-coupon Bond - A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
/J/Bond is in default as of June 30, 2002.
/K/Options and futures are described in more detail in the Notes to Financial
   Statements.
/L/Securities, or portions thereof, held as collateral for reverse repurchase agreements.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
Western Asset Premier Bond Fund

June 30, 2002
(Amounts in Thousands) (Unaudited)


Assets
Investments, at value (cost $235,578)                                                                   $228,331
Cash                                                                                                       5,313
Receivable from brokers for proceeds on securities sold short                                              8,479
Interest receivable                                                                                        4,606
Receivable for securities sold                                                                             3,968
Dividends receivable                                                                                          29
Variation margin receivable for futures contracts                                                              6
                                                                                                        --------
  Total assets                                                                                           250,732
                                                                                                        --------

Liabilities
Reverse repurchase agreement and interest payable                                                         78,658
Payable for investments purchased                                                                         13,412
Short Sales (proceeds $8,479)                                                                              8,486
Call options written (proceeds $218)                                                                         153
Investment management fee payable                                                                             50
Administration fee payable                                                                                    15
Accrued expenses and other liabilities                                                                       149
                                                                                                        --------
  Total liabilities                                                                                      100,923
                                                                                                        --------
Net Assets                                                                                              $149,809
                                                                                                        ========

Capital
Common stock, no par value, unlimited number of shares authorized, 10,927 shares issued and outstanding
 (Note 6)                                                                                               $156,477
Undistributed net investment income                                                                        1,021
Accumulated net realized gain on investments, options, futures and short sales                               110
Net unrealized depreciation on investments, options and futures                                           (7,792)
Net unrealized depreciation on short sales transactions                                                       (7)
                                                                                                        --------
Net Assets                                                                                              $149,809
                                                                                                        ========
Net asset value per share of common stock:
  ($149,809 / 10,927 shares of common stock issued and outstanding)                                     $  13.69
                                                                                                        ========


                       See Notes to Financial Statements

STATEMENT OF OPERATIONS
Western Asset Premier Bond Fund

For the Period Ended June 30, 2002*
(Amounts in Thousands) (Unaudited)


Investment Income:
 Interest                                                       $ 3,930
 Dividends                                                           29
                                                                -------
   Total income                                                   3,959
                                                                -------

Expenses:
 Advisory fee                                                       167
 Administrative fee                                                  49
 Directors' fees                                                     48
 Audit and legal fees                                                27
 Custodian fees                                                      27
 Registration fees                                                   20
 Reports to shareholders                                             19
 Transfer agent and shareholder servicing fee                         6
 Other expenses                                                       8
                                                                -------
   Total operating expenses                                         371
   Interest expense                                                 247
                                                                -------
     Total expenses                                                 618
                                                                -------
Net Investment Income                                             3,341
                                                                -------

Net Realized and Unrealized Gain (Loss) on Investments:
 Realized gain (loss) on:
   Investments                                                      318
   Futures                                                         (209)
   Options                                                            1
                                                                -------
                                                                    110
 Change in unrealized gain (loss) on investments, options,
   futures and short sales                                       (7,799)
                                                                -------
Net realized and unrealized gain (loss) on investments           (7,689)
                                                                -------
Change in net assets resulting from operations                  $(4,348)
                                                                =======

------------------------------------------------------------------------

*March 28, 2002 (commencement of operations)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
Western Asset Premier Bond Fund

(Amounts in Thousands) (Unaudited)


                                                                                                     FOR THE PERIOD
                                                                                                         ENDED
                                                                                                     JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
  Net investment income                                                                                 $  3,341
  Net realized gain (loss) on investments, options, futures and short sales                                  110
  Change in unrealized appreciation (depreciation) of investments, options, futures and short sales       (7,799)
                                                                                                        --------
  Change in net assets resulting from operations                                                          (4,348)
                                                                                                        --------

Distributions to shareholders:
  From net investment income                                                                              (2,320)
                                                                                                        --------

Capital Transactions:
  Proceeds from initial offering                                                                         156,143
  Offering costs                                                                                            (327)
  Reinvestment of dividends resulting in the issuance of common stock                                        561
                                                                                                        --------
  Change in net assets                                                                                   149,709
                                                                                                        --------

Net Assets:
  Beginning of period                                                                                        100
  End of period                                                                                         $149,809
                                                                                                        --------

  Undistributed net investment income                                                                   $  1,021
                                                                                                        --------

--------------------------------------------------------------------------------
*March 28, 2002 (commencement of operations)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS
Western Asset Premier Bond Fund

For the Period Ended June 30, 2002*
(Amounts in Thousands) (Unaudited)


Increase (Decrease) in Cash
Cash flows provided from (used for) operating activities:
  Interest and dividends received/(a)/                                                $    (789)
  Expenses paid                                                                            (157)
  Interest expense paid                                                                     (76)
  Purchase of long-term portfolio investments                                          (399,773)
  Proceeds from sale of long-term portfolio investments                                 175,149
  Net purchases in excess of proceeds from sales of short-term portfolio investments     (1,079)
  Margin variation from futures transactions                                               (825)
  Net premiums received from written options transactions                                   218
                                                                                      ---------
  Net cash provided from (used for) operating activities                               (227,332)
                                                                                      ---------
Cash flows provided from (used for) financing activities:
  Net cash provided from initial public offering                                        155,916
  Net cash provided from reverse repurchase agreements                                   78,488
  Cash dividends paid to shareholders                                                    (1,759)
                                                                                      ---------
  Net cash provided from (used for) financing activities                                232,645
                                                                                      ---------
Net increase in cash                                                                      5,313
  Cash at beginning of period                                                                --
                                                                                      ---------
  Cash at end of period                                                               $   5,313
                                                                                      =========

Reconciliation of Net Decrease in Net Assets Resulting from
 Operations to Net Cash Used for Operating Activities
Net decrease in net assets resulting from operations                                  $  (4,348)
                                                                                      ---------
  Increase in investments                                                              (235,865)
  Net realized gain on investments transactions                                            (110)
  Net change in unrealized appreciation/depreciation on investments                       7,799
  Increase in receivable for securities sold                                             (3,968)
  Increase in interest receivable                                                        (4,636)
  Increase in payable for securities purchased                                           13,412
  Increase in interest expense payable                                                      170
  Increase in accrued expenses and other liabilities                                        214
                                                                                      ---------
    Total adjustments                                                                  (222,984)
                                                                                      ---------
Net cash provided by (used for) operating activities                                  $(227,332)
                                                                                      =========

------------------------------------------------------------------------------------------------

*  March 28, 2002 (commencement of operations)
(a)Amount is negative due to purchased interest that is in interest receivable but not considered income.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
Western Asset Premier Bond Fund

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.


                                                                                            FOR THE PERIOD
                                                                                                ENDED
                                                                                            JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------
                                                                                             (UNAUDITED)
Investment Operations:
Net asset value, beginning of period                                                           $  14.32/(1)/
                                                                                               --------
  Net investment income/(2)/                                                                       0.32
  Net realized and unrealized gain (loss) on investments, options, futures and short sales        (0.74)
                                                                                               --------
  Total from investment operations                                                                (0.42)
                                                                                               --------
Distributions:
From net investment income                                                                        (0.21)
Net asset value, end of period/(3)/                                                            $  13.69
                                                                                               ========
Market value, end of period/(3)/                                                               $  14.45
                                                                                               ========

Ratios/Supplemental Data:
Total investment return based on/(4)/:
  Market Value                                                                                    (2.20)%
  Net Asset Value                                                                                 (2.81)%
Expenses to average net assets (excluding interest expense)/(5)/                                   0.95%/(6)/
Expenses to average net assets (including interest expense)/(5)/                                   1.58%/(6)/
Net investment income to average net assets/(5)/                                                   8.55%/(6)/

Portfolio turnover rate                                                                            79.5%

Net assets end of period (in thousands)                                                        $149,809

--------------------------------------------------------------------------------
(1) Net of sales load of $0.68 on initial shares issued.
(2) Based on average shares outstanding.
(3) Net asset value and market value are published in The Wall Street Journal each Monday.
(4) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return is not annualized for periods less than one year. Brokerage commissions are not reflected.
(5) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(6) Annualized.
 *  March 28, 2002 (commencement of operations)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
Western Asset Premier Bond Fund
(Amounts in Thousands) (Unaudited)

1. Significant Accounting Policies:
Western Asset Premier Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund commenced operations on March 28, 2002.

The Fund's investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by economic developments in a specific state, industry or region.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation
Securities owned by the Fund for which market quotations are readily available are valued at current market value. Current market value means the last sale price of the day or, in the absence of any such sales, the bid price obtained from quotation reporting systems, pricing services or other approved methods. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting under their supervision. In determining fair value, the Board and management consider all relevant qualitative and quantitative information available. The factors considered in making such valuations are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, such estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Securities with remaining maturities of 60 days or less are generally valued at amortized cost.

Foreign Currency Transactions
Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements. Under the terms of a reverse repurchase agreement, the Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price thereby determining the yield during the buyer's holding period. A reverse repurchase agreement involves the risk that the market value of the collateral retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, US Government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements. Under normal circumstances the Fund will not enter into reverse repurchase agreements if entering into such agreements would cause more than one-third of the value of their respective total assets to be subject to such agreements at the time of entering into such agreements.

Options, Futures and Swap Agreements
The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract's value fluctuates, payments known as variation margin are made to or received from the futures commission merchant. Swap agreements are priced daily based upon quotations from brokers and the change, if any, is recorded as unrealized appreciation or depreciation.

Western Asset Premier Bond Fund
(Amounts in Thousands) (Unaudited)


Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must maintain collateral in a segregated account consisting of cash or liquid securities with a value at least equal to the current market value of the shorted securities, marked-to-market daily. Short sales are not permitted in the Fund when the dollar amount of all securities sold short would exceed 25% of the net assets of the Fund. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. The Fund generally sells short for hedging rather than speculative purposes.

Distributions to shareholders
Net investment income for dividend purposes is recorded on the accrual basis and consists of interest and dividends less expenses. All premiums and discounts are amortized for financial reporting and tax purposes using the effective interest method over the period to maturity of the security and serve to reduce or increase interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are paid monthly. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under tax regulations.

Security Transactions
Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Use of Estimates
The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Federal Income Taxes
No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

2. Financial Instruments:

Forward Foreign Currency Exchange Contracts
The Fund may use various instruments, including forward foreign currency exchange contracts, to help manage its currency exposure. Forward foreign currency exchange contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in the contract's market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contact at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These contracts involve market risk in excess of amounts reflected in the Financial Statements. Although contracts used for hedging purposes limit the risk of loss due to the decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no outstanding contracts as of June 30, 2002.

Option Transactions
A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a covered call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying

Western Asset Premier Bond Fund
(Amounts in Thousands) (Unaudited)

security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Activity in call and put options during the period was as follows:

                                               CALLS               PUTS
                                         -----------------  -----------------
                                         CONTRACTS PREMIUMS CONTRACTS PREMIUMS
                                         --------- -------- --------- --------
  Options outstanding at March 28, 2002*     --        --      --         --
  Options written                           211      $227      11       $ 10
  Options closed                             11        (9)     11        (10)
  Options expired                            --        --      --         --
  Options exercised                          --        --      --         --
                                            ---      ----      --       ----
  Options outstanding at June 30, 2002      200      $218      --         --
                                            ===      ====      ==       ====

* commencement of operations

Swap agreements
The use of swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. Although the Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy, the Fund does bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty. The Fund had no open swap agreements at June 30, 2002.

Futures
Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a gain or loss when the contract is closed.

The Fund may enter into futures contracts in connection with its interest rate management strategy or for other purposes. Risks arise from the possible illiquidity of the futures market and from the possibility that a change in the value of a contract may not correlate with changes in interest rates. The open short futures positions and related appreciation or depreciation at June 30, 2002 are described at the end of the "Schedule of Investments".

Short Sales
The Fund may engage in short selling as part of its investment strategy and to offset potential declines in long positions in securities in the Fund's portfolio. In a short sale transaction, the Fund sells, or borrows, a security it does not own in anticipation that the market price of that security will decline. Until the Fund replaces the borrowed security, it will provide collateral to the broker-dealer to cover its short position. Securities sold short at June 30, 2002, and their related market values and proceeds, are described at the end of the "Schedule of Investments".

Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate, on its books, liquid assets having a value at least equal to the repurchase price. For the period ended June 30, 2002, the average amount of reverse repurchase agreements outstanding was approximately $63,705 and the daily weighted average interest rate was 1.66%.

3. Portfolio Transactions:
Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $297,413 and $116,610, respectively, for the period ended June 30, 2002. There were purchases of $115,772 and sales of $62,167 of U.S. government and government agency obligations for the period ended June 30, 2002.

Western Asset Premier Bond Fund
(Amounts in Thousands) (Unaudited)


At June 30, 2002, the cost of securities of the Fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,727 and gross unrealized depreciation of investments was $10,526, resulting in net unrealized depreciation of $7,799.

4. Capital:
Of the 10,946,913 shares of common stock outstanding at June 30, 2002, Western Asset Management Company owned 7,087 shares (share amounts are not in thousands).

5. Securities Loaned:
The Fund may lend its portfolio securities in order to earn income. The Fund will receive collateral in cash or high quality securities at least equal to the current value of the loaned securities. The Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. As of June 30, 2002, there were no securities on loan.

6. Transactions with Affiliates and Certain Other Parties:
The Fund has an Investment Management Agreement with Western Asset Management Company ("Western Asset"). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund's total managed assets. Pursuant to a portfolio management agreement between Western Asset and Western Asset Management Company Limited ("WAML"), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund's total managed assets that WAML manages.

Under the terms of an Administration Agreement among the Fund, Western Asset and Princeton Administrators, L.P. (the "Administrator"), Western Asset pays the Administrator a monthly fee at an annual rate of 0.125% of the Fund's average weekly total managed assets, subject to a monthly minimum fee of $12,500 (not in thousands).

Western Asset and WAML are wholly owned subsidiaries of Legg Mason, Inc.

7. Trustee Compensation (dollar amounts are not in thousands):
Each Trustee currently receives a fee of $10,000 annually for serving as a Trustee of the Fund, and a fee of $2,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $2,500 per year for serving in that capacity. Audit Committee members receive $1,000 for each meeting, and the Audit Committee Chairman receives an additional $1,000 annually. Other committee members receive $500 per meeting.

Dividend Reinvestment Plan
Western Asset Premier Bond Fund ("WEA") and EquiServe Trust N.A. (the "Agent"), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add common shares of the Fund to your account. WEA offers to all common shareholders a Dividend Reinvestment Plan ("Plan"). Under the Plan, cash distributions (e.g., dividends and capital gains) are automatically invested in shares of WEA unless the shareholder elects otherwise.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued common shares of WEA, if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WEA stock through a broker on the open market. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional Information Regarding the Plan
WEA will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions for open market purchases by the Agent under the Plan will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to EquiServe Trust, N.A., P.O. Box 43011, Providence, Rhode Island 02940-3011--Investor Relations telephone number (866) 290-4386.

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

Western Asset Premier Bond Fund

Board of Trustees
William C. McGagh, * Chairman
Ronald J. Arnault +
John E. Bryson *
Anita L. DeFrantz +
Ronald L. Olson *
William E. B. Siart *+
Louis A. Simpson +

Officers
James W. Hirschmann
President
Ilene S. Harker
Vice President
S. Kenneth Leech
Vice President
Marie K. Karpinski
Treasurer
Erin K. Morris
Assistant Treasurer
Lisa G. Hathaway
Secretary

* Member of Executive Committee
+ Member of Audit Committee

Investment Adviser
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

Transfer Agent
EquiServe Trust, N.A.
150 Royall Street
Canton, Massachusetts 02021

  In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.